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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   July 10, 2001


                                  TANOX, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                     000-30231            76-0196733
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
      of incorporation)                                 Identification No.)



       10301 STELLA LINK, SUITE 110, HOUSTON, TEXAS           77025-5497
         (Address of principal executive offices)             (Zip code)



Registrant's telephone number, including area code:   713-578-4000

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


Genentech, Inc. and Novartis AG today issued a statement regarding their receipt of a Complete Response letter for Xolair(TM) (Omalizumab) from the U.S. Food and Drug Administration. Tanox's press release and excerpts from the joint press release of Genentech and Novartis are attached as Exhibits hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  99.1 -- Press Release of Tanox Inc. issued on July 10, 2001.

  99.2 -- Excerpts from the Joint Press Release of Genentech, Inc. and Novartis AG issued on July 10, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2001            TANOX, INC.



                                By:  /s/ Michael A. Kelly
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                                    Michael A. Kelly
                                    Vice President of Finance and CFO

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